                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)         February 16, 1999
                                                 -----------------------------


The Money Store Home Improvement Loan Backed Certificates, Series
1998_I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Home Improvement Loan Backed
Certificates, Series 1998-I

                                TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                        The Money Store/ D.C. Inc.
                        --------------------------
             (Exact name of registrant as specified in its charter)


New Jersey                                        Applied For
----------                                        -----------

State or other           (Commission           (IRS Employer
jurisdiction of          File Number)          ID Number)
incorporation)           333-20817


2840 Morris Avenue, Union, New Jersey 07083
---------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                              (908) 686-2000
                                                  --------------

                                   n/a
---------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                     Other Events
                           ------------

Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 16, 1999 Remittance Date.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                        THE MONEY STORE INC.


                                        By: /s/ Harry Puglisi
                                           ----------------------------
                                           Harry Puglisi
                                           Treasurer




          Dated:                 02/26/99

                             SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT
    DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE HOME IMPROVEMENT TRUST 1998-I FOR THE FEBRUARY 10, 1999 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                                  $4,168,915.23


    LESS: SERVICE FEE                                                                              38,146.12
          CONTINGENCY FEE                                                                          38,146.12
          OTHER SERVICER FEES (Late Charges / Escrow)                                               9,825.38
          UNREIMBURSED MONTHLY ADVANCES                                                             6,789.66
                                                                                          ------------------
                                                                                                   92,907.28
    PLUS: MONTHLY ADVANCE - INCLUDING
               COMPENSATING INTEREST                                                                    0.00
          PRE-FUNDING ACCOUNT TRANSFER                                                                  0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                                         0.00
                                                                                          ------------------
                                                                                                        0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                             0.00
                                                                                          ------------------
    AVAILABLE REMITTANCE AMOUNT (1-2)                                                           4,076,007.95
                                                                                          ==================

2.  (A) CLASS AH PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                                     140,217,368.71

    (B) CLASS MH-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                                      16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                                      15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                                      12,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS AH                                                                                    3,164,231.14
    CLASS MH-1                                                                                          0.00
    CLASS MH-2                                                                                          0.00
    CLASS BH                                                                                            0.00

   TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                                       3,164,231.14

4. THE AMOUNT ON DEPOSIT IN THE SPREAD ACCOUNT AND
    THE SUPPLEMENTAL ACCOUNT
   (A) BEFORE ALL DISTRIBUTIONS ARE MADE                                                                0.00
   (B) AFTER ALL DISTRIBUTIONS ARE MADE                                                                 0.00

5. (A) POOL SUBORDINATED AMOUNT                                                                 4,767,683.52

   (B) POOL SPECIFIED SUBORDINATED AMOUNT                                                      10,300,000.00

   (C) POOL AVAILABLE MAXIMUM SUBORDINATED AMOUNT                                              10,365,776.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                                                       1,773,670.66
   # OF LOANS                                                                                            112

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                                                  90,279.70

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                                                 291,041.28

9. AMOUNT OF INTEREST RECEIVED                                                                  1,990,455.78

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                      0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                               85.02

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                797,305.23

13. CLASS AH REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                                              656,840.47
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                                           3,164,231.14

    TOTAL CLASS AH REMITTANCE AMOUNT                                                            3,821,071.61

    CLASS MH-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                                               82,633.33
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                                                   0.00

    TOTAL CLASS MH-1 REMITTANCE AMOUNT                                                             82,633.33

    CLASS MH-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                                              77,944.44
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                                                  0.00

     TOTAL CLASS MH-2 REMITTANCE AMOUNT                                 77,944.44

    CLASS BH REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                   77,633.33
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                       0.00

     TOTAL CLASS BH REMITTANCE AMOUNT                                   77,633.33

    AGGREGATE REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                                             895,051.58
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                                          3,164,231.14

     TOTAL REMITTANCE AMOUNT                                                                    4,059,282.72

    CLASS AH INTEREST CARRYFORWARD AMOUNT                                                               0.00
    CLASS MH-I INTEREST CARRYFORWARD AMOUNT                                                             0.00
    CLASS MH-2 INTEREST CARRYFORWARD AMOUNT                                                             0.00
    CLASS BH INTEREST CARRYFORWARD AMOUNT                                                               0.00

14. (A) THE REIMBURSABLE AMOUNTS                                                                        0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE
        PURSUANT TO SECTION 6.08(d)(z)(xix)                                                             0.00

15.(A) CLASS AH PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                     137,053,137.57

   (B) CLASS MH-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                      16,750,000.00

   (C) CLASS MH-2 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                      15,250,000.00

   (D) CLASS BH PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                      12,750,000.00

   (E) TOTAL POOL PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                     181,803,137.57

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE                          100.00%

    (B) EXCESS SPREAD                                        1,085,531.74

    (C) REMAINDER EXCESS SPREAD AMOUNT                               0.00

17. CUMULATIVE REALIZED LOSSES                                 797,305.23

18. (A) WEIGHTED AVERAGE MATURITY                                 226.519

    (B) WEIGHTED AVERAGE INTEREST RATE                            13.049%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                38,146.12

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD              38,146.12

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT            3,082.79

    (D) FHA PREMIUM ACCOUNT                                     13,642.43

    (E) TRUST ADMINISTRATOR FEE                                  2,290.07

    (F) FHA CUSTODIAN FEE                                           78.97

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                      0.00
           (B) SECTION 5.04 (c)                                      0.00
           (C) SECTION 5.04 (d)(ii)                                  0.00
           (D) SECTION 5.04 (e)                                      0.00
           (E) SECTION 5.04 (f)(i)                              76,292.24

21. CLASS AH POOL FACTOR (I-5):
    CURRENT CLASS AH PRINCIPAL BALANCE      137,053,137.57     0.88278994
    ORIGINAL CLASS AH PRINCIPAL BALANCE     155,250,000.00

    CLASS MH-1 POOL FACTOR (I-5):
    CURRENT CLASS MH-1 PRINCIPAL BALANCE     16,750,000.00     1.00000000
    ORIGINAL CLASS MH-1 PRINCIPAL BALANCE    16,750,000.00

    CLASS MH-2 POOL FACTOR (I-5):
    CURRENT CLASS MH-2 PRINCIPAL BALANCE     15,250,000.00     1.00000000
    ORIGINAL CLASS MH-2 PRINCIPAL BALANCE    15,250,000.00

    CLASS BH POOL FACTOR (I-5):
    CURRENT CLASS BH PRINCIPAL BALANCE       12,750,000.00     1.00000000
    ORIGINAL CLASS BH PRINCIPAL BALANCE      12,750,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE          181,803,137.57     0.90901569
    ORIGINAL POOL PRINCIPAL BALANCE         200,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                  13.049%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS    14.599%

    (C) WEIGHTED AVERAGE CLASS AH, CLASS MH-1
        CLASS MH-2 AND CLASS BH
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                  5.46687%

                                                      --------------------------
    (D) WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE FOR                               12/31/98       01/31/99
                                                      --------------------------
                                                        13.043%         13.049%

23. CLASS AH REMITTANCE RATE                                    5.27000%
    CLASS MH-1 REMITTANCE RATE                                  5.55000%
    CLASS MH-2 REMITTANCE RATE                                  5.75000%
    CLASS BH REMITTANCE RATE                                    6.85000%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN FOR CLASS AH
                      CLASS MH-1
                      CLASS MH-2
                      CLASS BH

24. LIBOR RATE                                                  5.00000%

25. NET FUNDS CAP

26. (A) IF THE REMITTANCE RATE IS BASED ON NET FUNDS CAP
        AMOUNT OF SUPPLEMENTAL PAYMENT FOR CLASS AH                0.00
                      CLASS MH-1                                   0.00
                      CLASS MH-2                                   0.00
                      CLASS BH                                     0.00

    (B) CLASS AH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS MH-1 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS MH-2 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS BH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER


27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
        INTEREST CARRYOVER FOR CLASS AH                            0.00
                      CLASS MH-1                                   0.00
                      CLASS MH-2                                   0.00
                      CLASS BH                                     0.00

        AGGREGATE DISTRIBUTION ALLOCABLE TO LIBOR INTEREST
        CARRYOVER AMOUNT                                           0.00

    (B) CLASS AH LIBOR INTEREST CARRYOVER BALANCE                  0.00
        CLASS MH-1 LIBOR INTEREST CARRYOVER BALANCE                0.00
        CLASS MH-2 LIBOR INTEREST CARRYOVER BALANCE                0.00
        CLASS BH LIBOR INTEREST CARRYOVER BALANCE                  0.00

        AGGREGATE LIBOR INTEREST CARRYOVER BALANCE                 0.00

28. IS TRIGGER EVENT IN EFFECT                                NO
29.     CLASS A PERCENTAGE                                100.00%
        CLASS MH-1 PERCENTAGE                               0.00%
        CLASS MH-2 PERCENTAGE                               0.00%
        CLASS BH PERCENTAGE                                 0.00%

30. (A) POOL AGGREGATE APPLIED REALIZED LOSS AMOUNT
        CLASS AH APPLIED REALIZED LOSS AMOUNT               0.00
        CLASS MH-1 APPLIED REALIZED LOSS AMOUNT             0.00
        CLASS MH-2 APPLIED REALIZED LOSS AMOUNT             0.00
        CLASS BH APPLIED REALIZED LOSS AMOUNT               0.00

    (B) POOL AGGREGATE REALIZED LOSS AMOUNT
        CLASS AH REALIZED LOSS AMOUNT                       0.00
        CLASS MH-1 REALIZED LOSS AMOUNT                     0.00
        CLASS MH-2 REALIZED LOSS AMOUNT                     0.00
        CLASS BH REALIZED LOSS AMOUNT                       0.00

    (C) POOL AGGREGATE UNPAID REALIZED LOSS AMOUNT
        CLASS AH UNPAID REALIZED LOSS AMOUNT                0.00
        CLASS MH-1 UNPAID REALIZED LOSS AMOUNT              0.00
        CLASS MH-2 UNPAID REALIZED LOSS AMOUNT              0.00
        CLASS BH UNPAID REALIZED LOSS AMOUNT                0.00

31. ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT               0.00

32. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM
        ACCOUNT FOR THE DUE PERIOD                     13,642.43
    (B) AMOUNT REIMBURSABLE TO THE SERVICER
        AND/OR THE CERTIFICATE INSURER FROM THE
        FHA ACCOUNT PUSUANT TO 6.06(b)(i)               1,269.49

33. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
    RECEIVED DURING THE DUE PERIOD                          0.00

34. THE RESERVE AMOUNT FOR THE DUE PERIOD          20,000,000.00

35. CLAIMS FILED DURING THE DUE PERIOD                      0.00

36. CLAIMS PAID DURING THE PERIOD                           0.00

37. CLAIMS DENIED BY FHA DURING THE DUE PERIOD              0.00

38. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD     0.00

39. NUMBER OF ALL DEFAULTED MORTGAGE LOANS PURCHACHED
    DURING THE DUE PERIOD PRINCIPAL BALANCE OF ALL
    DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE
    DUE PERIOD CERTIFICATE INSURER FROM THE FHA ACCOUNT
    PURSUANT TO 6.06(b)(i)                                  0.00

                                   EXHIBIT O
                  REMIC DELINQUENCIES AS OF -JANUARY 31, 1999



HOME                        OUTSTANDING            #
IMPROVEMENT                 DOLLARS                ACCOUNTS         RANGES             AMOUNT               NO            PCT
1998-I                     $186,570,821.09          9,641          1 TO 29 DAYS     27,908,819.57         1,430          14.96%
                                                                  30 TO 59 DAYS      4,041,613.52           227           2.17%
                                                                  60 TO 89 DAYS      1,503,966.08            85           0.81%
                                                                  90 AND OVER        2,072,935.53           107           1.11%

                                                                  FORECLOSURE                0.00             0           0.00%
                                                                  REO PROPERTY               0.00             0           0.00%

                                                                  TOTALS           $35,527,334.70         1,849          19.04%
                                                                                ====================================================


HOME IMPROVEMENT TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                    CLASS AH          CLASS MH-1           CLASS MH-2              CLASS BH
----------------------------------------------------------------------------------------------------
(ii)                          903.17            1,000.00             1,000.00               1,000.00

(vi)                           11.42                0.00                 0.00                   0.00

(vii)                           0.58                0.00                 0.00                   0.00

(viii)                          1.87                0.00                 0.00                   0.00


(xiii)     (a)                  4.23                4.93                 5.11                   6.09
           (b)                 20.38                0.00                 0.00                   0.00
           (c)                  0.00                0.00                 0.00                   0.00
           (d)                  0.00                0.00                 0.00                   0.00


(xv)                          882.79            1,000.00             1,000.00               1,000.00


(xxxv)                          0.00                0.00                 0.00                   0.00